KRANESHARES TRUST

KraneShares Dynamic Emerging Markets Strategy ETF

(the “Fund”)

Supplement dated January 4, 2024 to the currently effective Summary Prospectus, Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 23, 2023.

Effective January 5, 2024, the following changes are made to the Prospectus and Statement of Additional Information of the Fund:

1.	In the “Purchase and Sale of Fund Shares” section of the Fund’s Prospectus, the first sentence of the first paragraph is deleted and replaced with the following:

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 25,000 shares, or multiples thereof.

2.	In the “Creation and Redemption of Creation Units – General” section of the Fund’s Statement of Additional Information, the first sentence of the second paragraph is deleted and replaced with the following:

Currently, the number of shares that constitutes a Creation Unit is 25,000 shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.